Exhibit 99.3

TERMINATION AGREEMENT AND RELEASE

This TERMINATION AGREEMENT AND RELEASE (this “Agreement” and together with the Reaffirmation (as hereinafter defined), the “Release”), dated as of December 31, 2007, is made and entered into by and between Westside Energy Corporation, a Nevada corporation (the “Company”), and [                    ] (the “Releasing Party”).

RECITALS

WHEREAS, concurrently herewith the Company has entered into a Contribution Agreement (as such agreement may be amended from time to time, the “Contribution Agreement”) with Knight Energy Group I Holding Co., LLC, Knight Energy Group II Holding Company, LLC, Knight Energy Management Holding Company, LLC, Hawk Energy Fund I Holding Company, LLC, RCH Energy Opportunity Fund I, L.P., David D. Le Norman, Crusader Energy Group Holding Co., LLC, Knight Energy Group, LLC, Knight Energy Group II, LLC, Knight Energy Management, LLC, Hawk Energy Fund I, LLC, RCH Upland Acquisition, LLC, Crusader Management Corporation, and Crusader Energy Group, LLC (the “Crusader Entities”); and

WHEREAS, as an inducement and a condition to entering into the Contribution Agreement, the Crusader Entities have required that the Releasing Party agree, and the Releasing Party has agreed, to enter into this Release.

NOW, THEREFORE, in consideration of the foregoing, the benefits accruing to the Releasing Party under and as a result of the consummation of the Transactions under the Contribution Agreement and the representations, warranties, covenants and agreements contained herein, the parties hereto, intending to be legally bound, hereby agree as follows:

AGREEMENTS

1. Termination.

(a) Subject to Section 1(b), effective on the Closing Date as of the Closing (the “Effective Time”), (i) the Releasing Party hereby tenders his resignation as (A) an employee of the Company and (B) if the Releasing Party is serving as an employee of any Subsidiary of the Company or in any other capacity with the Company or any of its Subsidiaries, all such positions and capacitates in which the Releasing Party is serving with the Company and any of its Subsidiaries and (ii) each of the agreements, oral or written, between the Releasing Party and the Company or any of its Subsidiaries, including but not limited to the agreements set forth on Exhibit A attached hereto, but excluding the Indemnification Agreement dated March 10, 2006, between the Releasing Party and the Company (the “Indemnity Agreement”) [and the Releasing Party’s rights under Section 7(c)(iv) of the Employment Agreement listed on Exhibit A to receive              shares of common stock, par value $.01, of the Company (“Common Stock”), which Section 7(c)(iv) shall survive the termination of such Employment Agreement until such shares of Common Stock shall be issued in accordance therewith upon the Releasing Party becoming entitled thereto under the terms of such Employment Agreement, provided that, if the record date for the Reverse Stock Split (as defined in the Contribution Agreement) shall have occurred before such shares are issued to the Releasing Party, the number of shares of Common Stock to be issued to the Releasing Party shall be one-half (1/2) of the number set forth in such Section 7(c)(iv) (the “Stock Awards”),] (the “Terminated Agreements”) is terminated without any further liability or obligations of the Releasing Party or the Company or any of its Subsidiaries. The Company shall pay the Releasing Party his regular salary (less applicable withholding and deductions) through the Effective Time. Except as expressly provided for in Section 5 hereof, from and after the Effective Time, the Releasing Party shall not be entitled to receive any further wages, compensation, bonuses or benefits from the Company or any of its Subsidiaries, and the Releasing Party shall not be entitled to any post-termination wages, compensation or benefits (including, without limitation, severance pay, retention pay, vacation pay or sick pay).

(b) Notwithstanding Section 1(a), prior to the Effective Time as defined in Section 1(a), if the Company gives written notice (a “Delay Notice”) to the Releasing Party that the Effective Time is to be a date later than the Closing Date, then the Effective Time shall be the date, which date shall not be later than June 30, 2008, set forth in the Delay Notice.

2. Definitions. The following terms shall have the meanings set forth below. Capitalized terms used herein but not defined herein and defined in the Contribution Agreement shall have the meanings ascribed to such terms in the Contribution Agreement.

(a) “Claims” means all theories of recovery of whatever nature, whether known or unknown, and now recognized by the law or equity of any jurisdiction. This term includes causes of action, charges, indebtedness, losses, claims, liabilities, and demands, whether arising in equity or under the common law or under any contract or statute. This term includes any claim for salary, benefits or other compensation, discrimination, harassment, retaliation, retaliatory discharge, or wrongful discharge, and any other claim that is alleged or that could be alleged by the Releasing Party, or on the Releasing Party’s behalf, in any lawsuit or other proceeding. This term includes any claims and rights arising under the Age Discrimination in Employment Act, 29 U.S.C. §621, et seq.; Title VII of the Civil Rights Act of 1964, 42 U.S.C. §2000e, et seq.; the Employee Retirement Income Security Act, 29 U.S.C. §1001, et seq.; the Americans with Disabilities Act, 42 U.S.C. §12101, et seq.; and the Texas Commission on Human Rights Act, TEX. LABOR CODE §21.001, et seq.

(b) “Damages” means all elements of relief or recovery of whatever nature, whether known or unknown, which are recognized by the law or equity of any jurisdiction that is sought or that could be sought by the Releasing Party, or on the Releasing Party’s behalf, in any lawsuit or other proceeding. This term includes actual, incidental, indirect, consequential, compensatory, exemplary, liquidated and punitive damages; rescission; attorneys’ fees; interest; costs; equitable relief; and expenses.

(c) “Person” means any natural person, corporation, company, partnership (general or limited), limited liability company, trust, joint venture, joint stock company, unincorporated organization, Governmental Authority or other entity or association.

(d) “Released Parties” means and includes each of the Company, its Subsidiaries, the Crusader Entities and all of the foregoing Persons’ past, present and future officers, directors, employees, members, managers, stockholders, partners, joint venturers, agents, benefit plans (and each such plan’s fiduciaries, administrators, committees, trustees, sponsors and representatives), insurance carriers, reinsurers, underwriters, predecessors, successors, assigns, Subsidiaries, executors, administrators, and representatives, in both their representative and individual capacities. Each of the Released Parties is an intended beneficiary of this Release.

(e) “Releasing Party” means and includes the Releasing Party, acting individually, in any corporate or other representative capacity, and on behalf of his heirs, executors, administrators, legal representatives, successors, beneficiaries, and assigns.

3. Releases.

(a) Release.

(i) The Releasing Party, on the Releasing Party’s own behalf and on behalf of the Releasing Party’s representatives, assigns, estate and heirs, hereby finally, unconditionally and absolutely releases, acquits, remises and forever discharges the Released Parties from any and all Claims and Damages, and hereby finally, unconditionally, irrevocably and absolutely waives any and all offsets and defenses, in each case related to any action, inaction, event, circumstance or occurrence occurring or alleged to have occurred on or prior to the date the Releasing Party executed this Release, whether known or unknown, absolute or contingent, matured or unmatured, presently existing or hereafter discovered, at law, in equity or otherwise, whether arising by statute, common law, in contract, in tort or otherwise, that the Releasing Party may now have or that might subsequently accrue to the Releasing Party, directly or derivatively, against any Released Party, including without limitation those related to, arising from or attributed to (1) his employment with the Company or its Subsidiaries and his resignations therefrom, (2) the Terminated Agreements, (3) the termination of the Releasing Party’s employment pursuant to the terms of this Release, and (4) all other acts or omissions related to any matter at any time prior to and including the Effective Time (all such Claims described in this Section 3(a)(i), as supplemented by Section 3(a)(ii), the “Released Claims.”)

(ii) The Releasing Party understands and expressly agrees the release in Section 3(a)(i) extends to all Claims of every nature and kind, known or unknown, suspected or unsuspected, past, present or future, which Claims are arising from, attributable to, or related to the Releasing Party’s employment with the Company, the termination of such employment, the Terminated Agreements or any alleged action or inaction of the Released Parties prior to and including the Effective Time, and that all such Claims are hereby expressly settled or waived. The Releasing Party further understands and expressly agrees that this Release waives any Claims and rights he may have against any of the Released Parties under the Age Discrimination in Employment Act, 29 U.S.C. §621, et seq., and under any other law prohibiting age discrimination arising on or prior to the Releasing Party’s execution of this Release.

(iii) The Releasing Party hereby irrevocably covenants to refrain from, directly or indirectly, commencing any action or proceeding based upon any Released

Claim; provided however, that this covenant shall not interfere with the Releasing Party’s right to file a charge or participate in an investigation or proceeding conducted by the Equal Employment Opportunity Commission. The foregoing proviso is not intended to limit the breadth of the release set forth in Section 3(a)(i).

(iv) Notwithstanding the foregoing to the contrary, the Released Claims shall not include, and nothing contained in this Release is intended to, nor does it, limit, impair or otherwise modify or affect, Claims of the Releasing Party or the obligations of any Released Party, arising from or pursuant to (i) Section 6.4 of the Contribution Agreement, (ii) the Stock Awards, (iii) this Release, (iv) the Indemnity Agreement or any rights to indemnification under the organizational documents of the Company and any of its Subsidiaries to the extent the Releasing Party is entitled to such rights as of the date of this Release and (v) the rights of the Releasing Party to enforce any such Claim.

(b) THE RELEASE IN SECTION 3(a) IS SPECIFICALLY INTENDED TO OPERATE AND BE APPLICABLE EVEN IF IT IS ALLEGED, CHARGED OR PROVEN THAT ALL OR SOME OF THE CLAIMS OR DAMAGES RELEASED WERE SOLELY AND COMPLETELY CAUSED BY ANY ACTS OR OMISSIONS, WHETHER NEGLIGENT, GROSSLY NEGLIGENT, INTENTIONAL, OR OTHERWISE, OF OR BY ANY RELEASED PARTY.

(c) Reaffirmation of Release. As of the Effective Time and as a condition to the Company’s obligation to deliver any of the Cash Consideration (as hereinafter defined), the Releasing Party will execute and deliver to the Company a reaffirmation of this Release substantially in the form of Exhibit B attached hereto (the “Reaffirmation”). The failure of the Releasing Party to deliver the Reaffirmation in accordance herewith shall not affect the validity or enforceability of this Agreement.

4. Confidential Information.

(a) The Releasing Party acknowledges that (i) the Company has trade, business and financial secrets and other confidential and proprietary information (collectively, the “Confidential Information”), (ii) the Confidential Information has been developed or acquired by the Company through the expenditure of substantial time, effort and money and provides the Company with an advantage over competitors who do not know or use such Confidential Information, and (iii) during his employment by the Company, the Releasing Party has had access to and has become acquainted with the Confidential Information of the Company. Confidential Information includes contracts, books, records and documents, technical information, computer systems and software, seismic data, reserve information, the names of and other information (such as credit and financial data) concerning business matters and business affiliates and any information protected by the substantive laws of the State of Texas with respect to trade secrets.

(b) In further exchange for the Cash Consideration and in order to protect the value of the Confidential Information to the Company, from and after the Effective Time the Releasing Party shall hold in confidence and not directly or indirectly disclose or use or copy or make lists of any Confidential Information, except to the extent authorized in writing by the President of the Company after the Effective Time or compelled by legal process. The Releasing Party agrees to use reasonable efforts to give the Company notice of any and all attempts to compel disclosure of any Confidential Information, in such a manner so as to provide Company with written notice by facsimile to the President of the Company within one (1) business day after the Releasing Party is informed that such disclosure will be requested or compelled. Such written notice shall include a description of the information requested to be disclosed, the court, Governmental Authority, or other forum through which the disclosure is sought, and the date by which the information is to be disclosed, and shall contain a copy of the subpoena, order or other process used to compel disclosure.

(c) The Releasing Party agrees that, on or before the Effective Time, the Releasing Party shall immediately assemble and deliver to the Company each and every original and copy of any and all documents, compilations, recordings, and any other form of written, printed, recorded, typed and every other matter, thing or material of any kind which the Releasing Party has in the Releasing Party’s possession, custody or control that is or was the property of the Company or relates in any way to the business of the Company, including all material that constitutes or contains Confidential Information.

5. Cash Consideration.

(a) Upon the expiration of the 7-day period after the Releasing Party executes and delivers to the Company the Reaffirmation, provided that the Releasing Party executed and delivered the Reaffirmation on the Closing Date or if later, the Effective Time, has not revoked this Agreement or the Reaffirmation and has otherwise complied with the provisions of this Section 5, the Company shall pay the Releasing Party consideration consisting of cash, by wire transfer of immediately available funds, in the amount of $                    , together with the amount of any accrued but unpaid salary and expenses to the Effective Time, but excluding any other bonuses or amounts to which the Releasing Party may be otherwise entitled, less all required tax withholdings and deductions as contemplated by Section 7(n) (collectively, the “Cash Consideration”).

(b) In order to be entitled to receive the Cash Consideration, the Releasing Party must remain an employee of the Company as of the Effective Time, except as provided below. The Cash Consideration will be payable notwithstanding the fact that the Releasing Party is not an employee of the Company as of the Effective Time if the Company has terminated the Releasing Party’s employment otherwise than for Cause. If the Releasing Party terminates his employment with the Company, or the Company terminates the Releasing Party’s employment for Cause or because the Releasing Party dies or becomes disabled, no Cash Consideration will be paid.

(c) If, during the term of this Agreement, the Releasing Party shall be prevented from performing his duties as an employee of the Company by reason of disability, and such disability shall continue for a period of three months ending prior to the Effective Time, then the Company, upon 10 days’ prior written notice to the Releasing Party, may terminate the Releasing Party’s employment with the Company at any time after the expiration of such three-month period. For purposes of this Agreement, the Releasing Party shall be deemed to have become disabled when the Company, upon the advice of a licensed physician (mutually approved by the Company and the Releasing Party or the representative of the Releasing Party in the event of his inability to approve), shall have determined that the Releasing Party has become physically or mentally incapable (excluding infrequent and temporary absences due to ordinary illness) of performing his duties as an employee.

(d) For purposes of this Agreement, a discharge for “Cause” shall mean a discharge resulting from a good faith determination by the Company (after the Releasing Party has been given notice of such intended termination and, if the reasons for such termination can be cured, a period of 10 days to cure such reasons) that the Releasing Party (i) has been convicted of a crime involving fraud, theft or embezzlement or of any other crime involving moral turpitude, (ii) has failed or refused to follow reasonable policies or directives established by the Company, (iii) has persistently failed to attend to his duties as an employee, or (iv) has committed acts amounting to gross negligence or willful misconduct to the substantial detriment of the Company.

(e) The provisions of this Agreement shall not otherwise affect the Company’s ability to terminate the employment of the Releasing Party prior to the Effective Time (other than if the Releasing Party has an employment agreement which provides otherwise). If the Releasing Party has an employment agreement, such employment agreement shall remain in effect until the earlier of the Effective Time and the time otherwise provided in such agreement. If the Releasing Party has no employment agreement, the Releasing Party shall remain an employee at-will until the Effective Time.

(f) Nothing in this Section 5 shall affect or limit the effect of Section 1 of this Release.

(g) Payment of the Cash Consideration is subject to Section 7(p), and none of the Cash Consideration shall be paid or provided to the Releasing Party if the Releasing Party revokes this Agreement, fails to deliver the Reaffirmation or revokes the Reaffirmation as provided in Section 7(p), if this Agreement terminates as provided in Section 8, or if the Releasing Party fails to remain employed as provided in Section 5(b).

6. Agreements, Representations and Warranties. The Releasing Party agrees, represents and warrants to the Company that:

(a) The Releasing Party is legally and mentally competent to sign this Agreement and the Reaffirmation.

(b) The Releasing Party is the sole owner of any and all Released Claims that have been or could have been asserted, the Releasing Party has the requisite capacity and authority to enter into this Agreement and the Reaffirmation, the Releasing Party has not transferred, pledged or otherwise assigned or hypothecated to any other Person all or any portion of any Released Claims or any rights or entitlements with respect thereto and the execution and delivery of this Agreement and the Reaffirmation does not, or will not, violate or conflict with the terms of any statute or contract to which the Releasing Party is a party or by which the Releasing Party otherwise is bound.

(c) The Releasing Party shall not disparage or make negative comments about the Company or the other Released Parties; provided that this Section 6(c) shall not apply to comments made by the Releasing Party to any Governmental Authority or as required by law.

(d) The Releasing Party does not possess any rights or claims to future employment with the Company, any Released Party or any of their Subsidiaries after the earlier of the termination of the Releasing Party’s employment with the Company pursuant to Section 5(b) or Section 5(c) or the Effective Time.

(e) The Releasing Party will cooperate with, and assist, the Company in defense of any claim, litigation or administrative proceeding brought against the Company or any other Released Party, as reasonably requested by the Company or any Released Party. Such cooperation and assistance shall include (i) interviews of the Releasing Party by legal counsel for the Company or any Released Party as reasonably requested by such counsel, (ii) the Releasing Party providing documents (or copies thereof) and executing affidavits as reasonably requested by such counsel, (iii) the Releasing Party appearing for depositions, trials, and other proceedings as reasonably requested by such counsel, and (iv) the Releasing Party communicating with any party adverse to the Company or any Released Party, or with a representative, agent or legal counsel for any such party, concerning any pending or future claims or litigation or administrative proceeding solely through legal counsel for the Company or any Released Party. Nothing in this Section 6(e) is intended to cause the Releasing Party to testify other than truthfully in any proceeding or affidavit.

(f) Other than the Terminated Agreements, the Stock Awards [and Indemnity Agreement], the Releasing Party is not a party to any employment, severance, change of control, retention or consulting agreement, oral or written, between the Releasing Party and any Released Party providing the Releasing Party any right to employment or any consideration, bonus, or other amounts, whether as a result of the consummation of the Transactions or otherwise.

(g) The Cash Consideration is not something to which the Releasing Party is otherwise indisputably entitled and the Company’s agreement to pay the Cash Consideration on the terms as set forth herein is good and sufficient consideration for the Releasing Party’s execution of this Agreement and the Reaffirmation.

7. Miscellaneous.

(a) Notices. All notices or communications hereunder shall be in writing (including facsimile or similar writing) addressed as follows:

To the Releasing Party:

Telephone:
Facsimile:

With a copy (which shall not constitute notice) to:

Attention:
Telephone:
Facsimile:

To the Company prior to the Effective Time:

Westside Energy Corporation

3131 Turtle Creek Blvd Suite 1300

Dallas, Texas 75219

Attention: Douglas G. Manner

Telephone: (212) 522-8990

Facsimile: (469) 916-1401

With a copy (which shall not constitute notice) to:

Haynes and Boone, LLP

1221 McKinney, Suite 2100

Houston, Texas 77010

Attention: George G. Young III

To the Company after the Effective Time:

Westside Energy Corporation

4747 Gaillardia Parkway

Oklahoma City, Oklahoma 73142

Attention: President

Telephone: (405) 285-7555

Facsimile: (405) 285-7522

With copies (which shall not constitute notice) to:

Vinson & Elkins LLP

3700 Trammell Crow Center

2001 Ross Avenue

Dallas, Texas 75201

Attention: Rodney L. Moore, Esq.

Telephone: 214-220-7781

Facsimile: 214-999-7781

Any such notice or communication shall be deemed given (i) when made, if made by hand delivery, and upon confirmation of receipt, if made by facsimile, (ii) one business day after being deposited with a next-day courier, postage prepaid, or (iii) three business days after being sent certified or registered mail, return receipt requested, postage prepaid, in each case addressed as above (or to such other address as such party may designate in writing from time to time).

(b) Acknowledgment of Terms. The Releasing Party acknowledges that he has carefully read the Release; that he has had the opportunity for review of it by his attorney; that he fully understands its final and binding effect; that the Company admits to no wrongdoing in connection with the Releasing Party’s employment, the termination of such employment, or any other matter covered by the release in Section 3(a); that this Release is intended as a compromise of all Released Claims which the Releasing Party has alleged or may allege against any of the Released Parties; that the only promises or representations made to the Releasing Party to sign this Release are those stated herein; and that he is signing this Agreement voluntarily.

(c) Severability. If any provision of the Release shall be declared to be invalid or unenforceable, in whole or in part, such invalidity or unenforceability shall not affect the remaining provisions hereof which shall remain in full force and effect. Furthermore, in lieu of each such illegal, invalid, or unenforceable provision, there shall be added automatically as part of the Release a provision as similar in terms to such illegal, invalid or unenforceable provision as may be possible and be legal, valid and enforceable.

(d) Assignment. The Release shall be binding upon and inure to the benefit of the parties hereto and their respective heirs, legal representatives, successors, guardians, administrators, and assigns; provided, however, that neither the Release nor any rights hereunder or the Reaffirmation shall be assignable or otherwise subject to hypothecation and any assignment in violation hereof shall be null and void.

(e) Counterparts. This Agreement may be executed in one or more counterparts, all of which shall be considered one and the same, and shall become effective when one or more such counterparts have been signed by each of the parties and delivered to each party.

(f) Entire Agreement. This Agreement represents the entire agreement of the parties with respect to the subject matter hereof and shall supersede any and all previous contracts, arrangements or understandings between the parties with respect to the subject matter hereof.

(g) Governing Law. The Release shall be construed, interpreted, and governed in accordance with the laws of the state of Texas, without reference to rules relating to conflicts of law.

(h) Submission to Jurisdiction. Each party to this Agreement submits to the exclusive jurisdiction of the court of the State of Texas in any dispute or action arising out of or relating to the Release and agrees that all claims in respect of such dispute or action may be heard and determined in any such court except for the enforcement of judgments referred to in the next sentence. Each party also agrees not to bring any dispute or action arising out of or relating to the Release in any other court. Each party agrees that a final judgment in any dispute or action so brought will be conclusive and may be enforced by dispute or action on the judgment or in any other manner provided at law (common, statutory or other) or in equity in any court having jurisdiction over the party. Each party waives any defense of inconvenient forum to the maintenance of any dispute or action so brought and waives any bond, surety, or other security that might be required of any other party with respect thereto.

(i) Attorneys’ Fees. If any action at law or equity, including an action for declaratory relief, is brought to enforce or interpret any provision of the Release, the prevailing party shall be entitled to recover reasonable attorneys’ fees and expenses from the other party, which fees and expenses shall be in addition to any other relief which may be awarded.

(j) Amendments. No term, provision or condition of the Release may be modified in any respect except by a writing executed by the Releasing Party and the Company.

(k) Waiver. The failure of either party to enforce or to require timely compliance with any term or provision of the Release shall not be deemed to be a waiver or relinquishment of rights or obligations arising hereunder, nor shall this failure preclude the enforcement of any term or provision or avoid the liability for any breach of this Release.

(l) Construction. The Release shall be deemed drafted equally by all the parties. Its language shall be construed as a whole and according to its fair meaning. Any presumption or principle that the language is to be construed against any party shall not apply. The headings in this Agreement are only for convenience and are not intended to affect construction or interpretation. The Release represents a compromise of disputed Released Claims and is not to be construed as an admission, direct or indirect, against any interest of the parties. The plural includes the singular and the singular includes the plural; “and” and “or” are each used both conjunctively and disjunctively; “any,” “all,” “each,” or “every” means “any and all, and each and every;” “including” and “includes” are each “without limitation;” and “herein,” “hereof,” “hereunder” and other similar compounds of the word “here” refer to the entire Agreement and not to any particular paragraph, subparagraph, section or subsection.

(m) Remedies Cumulative. All rights, powers and remedies provided under the Release or otherwise available in respect hereof at law or in equity shall be cumulative and not alternative, and the exercise of any thereof by any party shall not preclude the simultaneous or later exercise of any other such right, power or remedy by such party.

(n) Withholdings. The Company shall make all tax withholdings and deductions required by applicable law and the cash consideration paid pursuant to Section 5 shall be reduced by the amount of such withholdings and deductions. As may be appropriate, the Company shall report the payments made hereunder by filing the appropriate W-2 forms and/or 1099 forms for this amount, and making any other reports required by law.

(o) Taxes. The Releasing Party agrees to comply, on a timely basis, with all tax reporting requirements applicable to the receipt of the payments and other compensation received hereunder and to timely pay all taxes due with respect to such amounts.

(p) Timing. The Releasing Party acknowledges and agrees that (i) he has had at least 45 days to consider this Agreement before executing this Agreement, though he may execute this Agreement at any time within the applicable 45 day period, (ii) no changes (whether material or immaterial) to this Release shall restart the running of this 45-day period, (iii) he may revoke this Agreement within 7 days after he executes this Agreement by written notice (which may be by facsimile) to the President of Company, (iv) this Agreement will not become effective or enforceable until the expiration of this 7-day period without the Releasing Party’s revocation of this Agreement, (v) he has had at least 45 days to consider the Reaffirmation before executing the Reaffirmation and no changes (whether material or immaterial) to the Reaffirmation shall restart the running of this 45-day period, (vi) he may revoke the Reaffirmation within 7 days after he executes the Reaffirmation by written notice (which may be by facsimile) to the President of the Company, (vii) the Reaffirmation will not become effective or enforceable, and none of the Cash Consideration will be paid until the expiration of such 7-day period without the Releasing Party’s revocation of the Reaffirmation, (viii) the Company may require, as a prerequisite for payment of the Cash Consideration, the Releasing Party to acknowledge in a signed and dated writing that he did not revoke this Agreement or the Reaffirmation during the applicable 7-day period, and (ix) the Releasing Party’s acceptance of any of the Cash Consideration after the expiration of the 7-day period following delivery of the Reaffirmation shall constitute his acknowledgment that he did not revoke this Agreement or the Reaffirmation during such 7-day period.

(q) Specific Enforcement. The Releasing Party acknowledges that the covenants of the Releasing Party contained in Sections 4, 6(c) and 6(e) of this Agreement are special and unique, that a breach by the Releasing Party of any term or provision of Sections 4 hereof may cause irreparable injury to the Company or any of its Subsidiaries, and that remedies at law for the breach of any terms or provisions of Sections 4, 6(c) and 6(e) hereof shall be inadequate. Accordingly, in addition to any other remedies it may have in the event of breach, the Company shall be entitled to enforce specific performance of the terms and provisions of Sections 4 hereof, to obtain temporary and permanent injunctive relief to prevent the continued breach of such terms and provisions without the necessity of posting a bond or of proving actual damage, and to obtain attorneys’ fees in respect of the foregoing if the Company prevails in such action or proceeding. For purposes of this Section 7(q) and Sections 4, 6(c) and 6(e) hereof, each of the Released Parties shall be deemed a third party beneficiary entitled to the benefits of such Sections and shall be entitled to enforce Sections 4, 6(c) and 6(e) of this Release in accordance with this Section 7(q).

(r) Required Listing. The Releasing Party acknowledges and agrees that, at the same time this Agreement was made available to him, he was provided with a list of (i) all employees of the Company (by job title and age) whose employment is being terminated in connection with the Transaction (on the Closing Date or a later Effective Time) and who have been given the opportunity to enter into a termination agreement and release of claims and (ii) all employees of the Company (by job title and age) who are in the same job classification or organizational unit as the Releasing Party and whose employment is not being terminated in connection with the Transaction (on the Closing Date or a later Effective Time).

(s) Advice to Consult Counsel. The Company hereby advises the Releasing Party to consult with an attorney prior to executing this Release.

8. Termination. This Release shall terminate upon the termination of the Contribution Agreement, automatically and without any further action on the part of any party hereto, and, upon such termination, shall be void ab initio.

[Signature page follows]

IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be duly executed as of the day and year first above written.

RELEASING PARTY

[Name]

WESTSIDE ENERGY CORPORATION

By:
Name:
Title:

EXHIBIT A

Terminated Agreements

A-1

EXHIBIT B

Form of Reaffirmation of Release

[Date]

Reference is made to the Termination Agreement and Release, dated December 31, 2007 (the “Release”), by and between the undersigned (the “Releasing Party”) and Westside Energy Corporation (the “Company”). Capitalized terms used herein and not otherwise defined herein and defined in the Release shall have the meanings ascribed to such terms in the Release.

The Releasing Party hereby confirms that the Closing of the Transactions contemplated by the Contribution Agreement occurred on [                    ], 2008, and the Effective Time occurred on [                    ], 2008. Effective as of the date hereof, the Releasing Party acknowledges, reaffirms and restates, mutatis mutandis, all of the terms and other provisions set forth in the Release, including but not limited to Section 3(a) of the Release, as if the Release had been executed as of the date hereof. The Releasing Party acknowledges and agrees that he is releasing all Released Claims related to any action, inaction, event, circumstance or occurrence occurring or alleged to occur on or prior to the date hereof. The Releasing Party acknowledges and agrees that he has been paid all wages, compensation, bonuses or benefits from the Company or any of its Subsidiaries owed to him through and including the date hereof.

Releasing Party

B-1